UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2015

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 396-5801

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2016, Thermon Group Holdings, Inc. (the "Company"), through its direct subsidiary Thermon Holding Corp., entered into a new employment agreement (the "Agreement"), effective April 1, 2016, with Bruce Thames (the "Executive") in connection with his promotion to the position of President and Chief Executive Officer, as further described below.

The Agreement provides for an initial term beginning on April 1, 2016 and ending on March 31, 2018 (the "Initial Term"). Following the Initial Term, the Agreement will automatically renew for successive one-year terms (each, a "Renewal Term") unless sooner terminated by the Executive or the Company in accordance with the Agreement.

Under the Agreement, the Executive will receive an initial base salary of $600,000 and is eligible to receive an annual performance-based bonus under the Company's short-term incentive compensation plan based on the attainment of annual performance targets. Under the terms of the Agreement, the Executive's target bonus opportunity under the Company's short-term incentive compensation plan will equal 100% of his then-current base salary. The Executive will be also eligible to receive annual equity awards pursuant to the Company's long-term incentive program with an aggregate target grant date fair value not less than 100% of the Executive's then-current base salary.

If, at any time during the Initial Term or any Renewal Term (except within twenty-four (24) months following a Change in Control, which is described below), Executive resigns his employment with Good Reason or the Company terminates Executive's employment other than for Cause, death or Disability, the Company will pay Executive (i) his base salary and any accrued employment benefits as required by applicable law, pro-rated through the Executive's termination date, (ii) any earned but unpaid annual bonus from a prior year and a prorated portion of the annual bonus from the current fiscal year based on actual Company performance (provided that the Executive is employed for at least nine (9) months during such fiscal year), (iii) any unreimbursed business expenses incurred through the Executive's termination date, and (iv) severance in the form of base salary continuation for a period of twenty-four (24) months following the Executive's termination date if termination occurs during the Initial Term or twelve (12) months if termination occurs during a Renewal Term.

If, within twenty-four (24) months following a Change in Control, Executive resigns his employment with Good Reason or the Company terminates the Executive's employment other than for Cause, death or Disability, then the Company will pay Executive (i) his base salary and any accrued employment benefits as required by applicable law, pro-rated through the Executive's termination date, (ii) any earned but unpaid annual bonus from a prior year and a pro-rated portion of the annual bonus from the current fiscal year based on actual Company performance (provided that the Executive is employed for at least nine (9) months during such fiscal year), (iii) any unreimbursed business expenses incurred through the Executive's termination date, and (iv) severance in the form of (A) base salary continuation for a period of thirty-six (36) months following the Executive's termination date if termination occurs during the Initial Term or twenty-four (24) months if termination occurs during a Renewal Term (each, the "Severance Period," as applicable), (B) one lump-sum cash severance payment equal to the number of months in the applicable Severance Period multiplied by the greater of (I) Executive's target short-term incentive opportunity in the most recently completed fiscal year or (II) the average of the Executive's actual payouts under the Company's short-term incentive plan for the last three most recently completed fiscal years, (C) one lump-sum cash severance payment calculated by the Company in its sole discretion equal to the cost of the Executive's monthly COBRA premiums multiplied by the number of months in the Severance Period and (D) Executive shall be entitled to one hundred percent vesting of any outstanding annual equity awards made on or after the effective date of the Agreement at target or actual performance at the time of termination, whichever is greater.

For purposes of the Agreement, "Cause" includes: (i) the indictment of Executive of a felony (or a crime involving moral turpitude); (ii) the theft, conversion, embezzlement or misappropriation by Executive of funds or other assets of the Company or any of its affiliates or any other act of fraud or dishonesty with respect to the Company or any of its affiliates; (iii) intentional, grossly negligent, or unlawful misconduct by Executive which causes harm or embarrassment to the Company or any of its affiliates or exposes the Company or any of its affiliates to a substantial risk of harm or embarrassment; (iv) the violation by Executive of any law regarding employment discrimination or sexual harassment; (v) the failure by Executive to comply with any material policy generally applicable to Company employees, which failure is not cured within 30 days after written notice to Executive; (vi) the repeated failure by Executive to follow the reasonable directives of any supervisor or the Company’s Board of Directors, which failure is not cured within 30 days after notice to Executive; (vii) the unauthorized dissemination by Executive of confidential information; (viii) any material misrepresentation or materially misleading omission in any resume or other information regarding Executive provided by or on behalf of Executive; (ix) the Company’s discovery that, prior to Executive’s employment with the Company, Executive engaged in conduct of the type described in clauses (i)

through (iv) above; or (x) any other material breach by Executive of this Agreement that is not cured within 30 days after notice to Executive.

For purposes of the Agreement, "Good Reason" means any of the following without Executive’s consent: (i) the assignment to Executive of any duties or responsibilities materially inconsistent with Executive's position and title, or a material reduction in Executive’s responsibilities and authority, except in connection with the termination of Employee’s employment for Cause, Disability or death; (ii) a reduction by the Company in Executive’s base salary, except for a non-permanent reduction that is part of a program applied to other senior executives of the Company necessitated by economic or other financial conditions; or (iii) requiring Executive to relocate or perform services on a regular basis more than 25 miles from the principal place of business as of the date hereof.

Prior to joining the Company as Executive Vice President and Chief Operating Officer in April 2015, Mr. Thames, 52, previously served as Senior Vice President and Chief Operating Officer of TD Williamson in Tulsa, Oklahoma since 2012. TD Williamson manufactures and delivers a portfolio of solutions to the owners and operators of pressurized piping systems for onshore and offshore applications. He joined TD Williamson in 2005 as the Vice President, North American Business Unit and was promoted to Vice President and General Manger, Eastern Hemisphere in 2010. Mr. Thames began his career with Cooper Industries (Intool), where he spent 12 years in various roles within the product engineering, production and operations groups. Mr. Thames joined GE Energy (Dresser Flow Solutions) and served primarily as the Director of Dresser's Valve Division during his tenure from 2002-2005. Mr. Thames graduated from the University of Texas at Austin in 1987 with a B.S. in Mechanical Engineering.

There are no arrangements or understandings between Mr. Thames and any other person pursuant to which he was appointed as an officer of the Company. There are also no family relationships between Mr. Thames and any director or executive officer of the Company and no transactions in which Mr. Thames has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, effective as of April 1, 2016, between Bruce Thames and Thermon Holding Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Jay Peterson
	Name:		Jay Peterson
	Title:		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, effective as of April 1, 2016, between Bruce Thames and Thermon Holding Corp.